Exhibit 10.161

AMENDMENT TO
MEDICARE+CHOICE PHYSICIAN GROUP SERVICE AGREEMENT

This Amendment is entered into effective January 1, 2002, by and between California Physicians’ Service, Inc. dba Blue Shield of California (“Health Plan”) and NorthWest Orange County Medical Group (“Physician Group”) in order to modify the Medicare+Choice Physician Group Service Agreement (“Agreement”), which was effective September 1, 1990, as amended.

Recitals

A.                                   Whereas, Health Plan and Physician Group entered into a Medicare+Choice Physician Group Service Agreement on September 1, 1990;

B.                                     Whereas, Health Plan and Physician Group have reached an agreement regarding Physician Group’s outstanding deficit balance of $210,103.31 (“Deficit Balance”) for the Pharmacy Risk Sharing Program for calendar years 1998 through 2000;

C.                                     Whereas, Health Plan and Physician Group have reached an agreement regarding the disposition of the pharmacy deficit for the Pharmacy Risk Sharing Program for calendar year 2001, which shall be determined in accordance with the terms of this Amendment and the timeframes outlined in Section D. Reports and Timely Settlement of Attachment B and Section 4. Reports and Timely Settlement of Attachment B-3 of the Agreement; and

D.                                    Whereas, Health Plan and Physician Group have agreed upon new contractual terms for the Agreement.

NOW, THEREFORE, in consideration of the recitals, covenants, conditions and promises contained in the Agreement, the parties agree that the Agreement is hereby amended as follows:

1.                                       Health Plan and Physician Group agree to resolve Physician Group’s $210,103.31 Deficit Balance (such balance represents Physician Group’s share of Pharmacy Risk Sharing Program deficits for calendar years 1998 through 2000) through the process outlined below. Documentation of the Deficit Balance is set forth in Attachment 1, attached to this Amendment and incorporated herein.

A.                                   Health Plan shall forgive forty percent (40%) of Physician Group’s Deficit Balance by writing off $84,041.39. Physician Group will never be responsible for paying Health Plan the $84,041.39.

B.                                     Physician Group agrees to deductions in its Capitation Fees of $7,003.44 per month (“Monthly Payment”) by Health Plan for the time period of April 2002 through September 2003.  These eighteen (18) Monthly Payments represent Physician Group’s payment in full of the $126,061.92 portion of the Deficit Balance.  If the Agreement is terminated for any reason during

*** Confidential Information omitted and filed separately with the Securities and Exchange Commission.

this eighteen (18) month period, then Physician Group shall make the remaining monthly payments to Health Plan by the fifteenth (15th) of the month. Any payments not received by Health Plan by the fifteenth (15th) of a month shall accrue interest at the Bank of America reference rate, plus two percent (2%) per annum, until paid by Physician Group.

C.                                     Physician Group shall provide Health Plan with any proposed revisions to the Deficit Balance on or before March 29, 2002. Health Plan will deny any proposed revisions submitted by Physician Group after this date. By May 15, 2002, Health Plan shall provide Physician Group with the results of its review of any proposed revisions that were received from Physician Group on or before March 29, 2002.  Health Plan shall incorporate any mutually agreed upon revisions into the Deficit Balance to arrive at a revised balance (“Revised Balance”). The Revised Balance, less the Monthly Payments already received by Health Plan from Physician Group, shall be divided by the number of remaining Monthly Payments in order to arrive at a revised monthly payment (“Revised Monthly Payment”). The Revised Monthly Payment will be incorporated into a written amendment to the Agreement, which shall be executed by both parties. Such Revised Monthly Payment amount shall replace the Monthly Payment amount stated in this amendment. In the absence of any mutually agreed upon revisions to the Deficit Balance as delineated above, Physician Group shall remain obligated to pay the Monthly Payments defined by this Amendment.

2.                                       Health Plan and Physician Group agree to resolve Physician Group’s share of the pharmacy deficit for the calendar year 2001 Pharmacy Risk Sharing Program through the process outlined below.

A.                                   Health Plan shall forgive fifty percent (50%) of Physician Group’s share of the pharmacy deficit by writing off such amount. Physician Group shall only be responsible for paying Health Plan fifty percent (50%) of Physician Group’s share of the pharmacy deficit, as defined by Attachments B and B-3. Such payment shall represent payment in full by Physician Group.  This reduced amount shall be paid by Physician Group to Health Plan in six (6) equal monthly payments by the fifteenth (15th) of the month for the time period of October 2003 through March 2004. If Health Plan does not receive a monthly payment from Physician Group by the fifteenth (15th) of any month during this time period, then Health Plan may deduct such overdue monthly payment from the Physician Group’s next monthly Capitation Fee.

B.                                     With regard to any proposed revisions to the Pharmacy Costs for the calendar year 2001 Pharmacy Risk Sharing Program by Physician Group, Health Plan and Physician Group agree to abide by the provisions outlined under Section D. Reports and Timely Settlement of Attachment B and Section 4. Reports and Timely Settlement of Attachment B-3.

3.                                  Effective for dates of service on and after January 1, 2002, the Agreement is hereby amended as follows:

A.                                   Attachment B-3, Fund Allocation and Risk Sharing, for West Anaheim Medical Center is hereby deleted in its entirety and is replaced with the attached Attachment B-4, Fund Allocation and Risk Sharing, for West Anaheim Medical Center. All references in the Agreement to “Attachment B-3” shall now be references to “Attachment B-4.”

B.                                     Attachment B, Fund Allocation and Risk Sharing, for La Palma Intercommunity Hospital is hereby deleted in its entirety and is replaced with the attached Attachment B-5, Fund Allocation and Risk Sharing, for La Palma Intercommunity Hospital. All references in the Agreement to “Attachment B” shall now be references to “Attachment B-5.”

C.                                     Beginning calendar year 2002, if any calendar year’s Pharmacy Risk Sharing Program results in a pharmacy surplus, then Physician Group’s share of the pharmacy surplus shall be offset against the total dollar value of Physician Group’s remaining monthly payments, as defined under Sections 1 and 2 above. This revised dollar value shall be divided by the number of months remaining in the April 2002 through March 2004 payment cycle. This new per month payment amount shall be documented in an amendment to the Agreement, which shall be executed by both parties. Such amendment shall document Physician Group’s reduced monthly payments, which shall be paid to Health Plan via deductions to Physician Group’s monthly Capitation Fees or via monthly payments by Physician Group as defined in Sections 1 and 2 above.  Physician Group’s share of subsequent Pharmacy Risk Sharing Program surplus balances would be offset against the total dollar value of Physician Group’s remaining monthly payments in the same manner.

4.                                  All other provisions of the Agreement or its Amendments or Addendums not inconsistent herein shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date and year first written above.

BLUE SHIELD OF CALIFORNIA		NORTHWEST ORANGE COUNTY MEDICAL GROUP

By:	/s/ Lisa Rubino	By:	/s/ Pratibha Patel

Name:	Lisa Rubino	Name:	PRATIBHA PATEL, MD

Title:	Sr. VP IGBU	Title:	PRESIDENT

Date:	4/8/02	Date:	3/18/02

PREMIER PHYSICIAN SERVICES

		By:	/s/ James P. Agronick

		Name:	JAMES P. AGRONICK

		Title:	CEO

		Date:	3/18/02

ATTACHMENT B-4

FUND ALLOCATION AND RISK SHARING

Hospital:	West Anaheim Medical Center

Physician Group:	NorthWest Orange County Medical Group

1.                                       Allocation of CMS Capitation. Each month, Health Plan shall allocate the gross capitation that it receives from CMS, on behalf of Enrollees affiliated with Hospital and Physician Group, as follows:

Hospital Capitation	***
Physician Group Capitation	***
Pharmacy Capitation	***

•                                          Hospital capitation shall be paid to Hospital.

•                                          35.90% of the Monthly CMS Capitation received by Health Plan from CMS and the equivalent percentage of the actual Monthly Blue Shield 65 Plus Premium (as described below) which Health Plan determines, according to its actuarial standards and methodology, to be for a benefit that is included in the Enrollee’s basic benefit plan and for which Physician Group bears financial risk, shall be paid to Physician Group as its Capitation Fee. Health Plan will retain 100% of premiums collected for benefits considered supplemental to the basic benefit plan (as described below). Health Plan may make monthly retroactive adjustments to reflect any retroactive adjustments made by CMS to the Monthly CMS Capitation.

The “Monthly CMS Capitation” refers to the monthly premium payment made by CMS to Health Plan as payment to Health Plan for the provision of services to the Blue Shield 65 Plus Enrollees enrolled in Health Plan.

The “Monthly Blue Shield 65 Plus Premium Payments” refers those additional premium payments which Health Plan receives directly from the Enrollee or from the employer group for basic benefit plan provisions.

“Supplemental Benefits” are benefits offered to enhance the basic benefit provided by Health Plan in the Enrollee’s county of residence. Additional premiums (beyond the base plan premium, if applicable) are collected from Enrollees and employer groups for such benefits. Physician Group shall have no financial responsibility for the administration and/or delivery of such benefits.

•                                          Pharmacy Capitation shall be retained by Health Plan to pay expenses of providing the outpatient prescription drug program. Pharmacy, Capitation shall include 7.25% of the Monthly CMS Capitation received by Health Plan from CMS and 7,25% of the monthly premium received by Health Plan from the Enrollee or from an Employer Group which Health Plan determines, according to its actuarial standards and methodology, to be for outpatient prescription drug services.

2.                                       Shared Risk Program Between Hospital and Physician Group.   As an incentive to control hospital service utilization a shared risk program shall be established exclusively between the Hospital and the Physician Group. A copy of the shared risk agreement between Hospital and Physician Group shall be furnished to Health Plan.

2.1                                 Shared Risk Services-Definition.   The following are Shared Risk Services:

All Covered Services which are the financial responsibility of the Hospital as set forth in Attachment A-3.

2.2                                 Physician Group Withhold. Physician Group agrees to establish reserves in lieu of withhold, which reflect Physician Group’s potential liability to Hospital under Shared Risk Program.

2.3                                 Copayments and COB. Copayments payable for Covered Services shall be deducted from shared risk costs. Amounts payable, for Coordination of Benefits or worker’s compensation shall be deducted from shared risk costs, up to the amount of shared risk costs for the particular service.  Amounts actually received by Hospital through third party liability recoveries for Shared Risk Services shall be deducted from shared risk costs in the period in which such payment is actually received, up to the amount of shared risk costs for the particular service.

3.                                       Pharmacy Risk Sharing Program.

3.1                                 Funding: For Enrollees enrolled in Blue Shield 65 Plus and assigned to Physician Group, Health Plan will allocate to a separately administered Pharmacy Risk Sharing Fund the Pharmacy Capitation amount defined above. All membership is subject to retroactive adjustments either upward or downward due to retroactive changes in membership.

3.2                                 Charging of Payments:   Health Plan will charge against the Pharmacy Risk Sharing Fund the actual cost paid by Health Plan for outpatient prescription drug services provided to Enrollees assigned to Physician Group, as well as a reasonable allowance, as determined by Health Plan’s actuaries, for incurred but not paid (IBNP) outpatient prescription drug claims.  Pharmacy costs include the ingredient cost for Covered Services rendered to Enrollees for which the Pharmacy Risk Sharing Fund is financially responsible per Attachment A-3, professional dispensing fees paid to participating pharmacies, less associated pharmacy Copayment revenue. Any costs for outpatient prescription drug services not included in any annual settlement shall be carried forward and included in the Pharmacy Risk Sharing Program settlement for the succeeding calendar year. In addition, if this Agreement is replaced or superceded by any other agreement between the parties which contained a risk sharing arrangement for similar services; then the following shall also be charged against the shared savings fund described herein: (i) any deficit in the final settlement of that risk sharing arrangement and, (ii) any claims for risk services which were incurred but not included in the settlement of the risk arrangement in the prior agreement.

3.3                                 Pharmacy Risk Sharing Program Settlement  The Pharmacy Risk Sharing Program shall be settled on an annual basis, within one hundred eighty (180) days following the end of each calendar year (being a 120 day claims run out and a 60 day determination period) or as State or Federal law dictates. In the event of termination of the Agreement for any reason, final settlement of the Pharmacy Risk Sharing Program shall be performed one hundred fifty (150) days after the date of termination and any amounts due from Health Plan to Physician Group shall be paid within thirty (30) days thereafter.

Surplus: If the total actual cost of outpatient prescription drugs is less than the total allocation to the Pharmacy Risk Sharing Fund, then Physician Group shall be entitled to fifty percent (50%) of the amount by which the allocation exceeds the costs, minus any carry forward resulting from deficits from previous calendar years. However, Physician Group’s share of the Surplus for any calendar year shall not exceed twenty percent (20%) of the total allocation to the Pharmacy Risk Sharing Fund.

Deficit: If the total actual cost of Pharmacy services is more than the total allocation to the Pharmacy Risk Sharing Fund, then fifty percent (50%) of the amount by which the actual costs exceed the total allocation, not to exceed ten percent (10%) of the total allocation to the Pharmacy Risk Sharing Fund, shall be allocated to Physician Group and shall be handled as follows: (i) the excess may be deducted from any other settlements or payments for any Health Plan contract, except capitation and professional stop loss program payments, due to Physician Group from Health Plan, and, (ii) any remaining amounts shall be carried forward into future calendar years and shall be deducted from Pharmacy Risk Sharing Program Payments to Physician Group and/or other settlements and payments due to Physician Group from Health Plan in future years.

3.4                                 Summaries & Settlements:  Health Plan shall provide to Physician Group, as further described in the Provider Manual, on a quarterly basis, a summary of the Pharmacy Risk Sharing Program expenses along with a comparison to the Pharmacy Risk Sharing Program funding and utilization data pertaining to the cost of prescriptions written on a physician specific basis. Health Plan shall also provide to Physician Group a Pharmacy Risk Sharing Program Annual Settlement.

ATTACHMENT B-5

FUND ALLOCATION AND RISK SHARING

Hospital:	La Palma Intercommunity Hospital

Physician Group:	NorthWest Orange County Medical Group

1.                                       Allocation of CMS Capitation. Each month, Health Plan shall allocate the gross capitation that it receives from CMS, on behalf of Enrollees affiliated with Hospital and Physician Group, as follows:

Hospital Capitation	***
Physician Group Capitation	***
Pharmacy Capitation	***

•                                          Hospital capitation shall be paid to Hospital.

•                                          38.60% of the Monthly CMS Capitation received by Health Plan from CMS and the equivalent percentage of the actual Monthly Blue Shield 65 Plus Premium (as described below) which Health Plan determines, according to its actuarial standards and methodology, to be for a benefit that is included in the Enrollee’s basic benefit plan and for which Physician Group bears financial risk, shall be paid to Physician Group as its Capitation Fee. Health Plan will retain 100% of premiums collected for benefits considered supplemental to the basic benefit plan (as described below). Health Plan may make monthly retroactive adjustments to reflect any retroactive adjustments made by CMS to the Monthly CMS Capitation.

The “Monthly CMS Capitation” refers to the monthly premium payment made by CMS to Health Plan as payment to Health Plan for the provision of services to the Blue Shield 65 Plus Enrollees enrolled in Health Plan.

The “Monthly Blue Shield 65 Plus Premium Payments” refers those additional premium payments which Health Plan receives directly from the Enrollee or from the employer group for basic benefit plan provisions.

“Supplemental Benefits” are benefits offered to enhance the basic benefit provided by Health Plan in the Enrollee’s county of residence. Additional premiums (beyond the base plan premium, if applicable) are collected from Enrollees and employer groups for such benefits. Physician Group shall have no financial responsibility for the administration and/or delivery of such benefits.

•                                          Pharmacy Capitation shall be retained by Health Plan to pay expenses of providing the outpatient prescription drug program. Pharmacy Capitation shall include 7.25% of the Monthly CMS Capitation received by Health Plan from CMS and 7.25% of the monthly premium received by Health Plan from the Enrollee or from an Employer Group which Health Plan determines, according to its actuarial standards and methodology, to be for outpatient prescription drug services.

2.                                       Shared Risk Program Between Hospital and Physician Group.  As an incentive to control hospital service utilization a shared risk program shall be established exclusively between the Hospital and the Physician Group. A copy of the shared risk agreement between Hospital and Physician Group shall be furnished to Health Plan.

2.1                                 Shared Risk Services—Definition.   The following are Shared Risk Services:

All Covered Services which are the financial responsibility of the Hospital as set forth in Attachment A.

2.2                                 Physician Group Withhold. Physician Group agrees to establish reserves in lieu of withhold, which reflect Physician Group’s potential liability to Hospital under Shared Risk Program.

2.3                                 Copayments and COB. Copayments payable for Covered Services shall be deducted from shared risk costs. Amounts payable, for Coordination of Benefits or worker’s compensation shall be deducted from shared risk costs, up to the amount of shared risk costs for the particular service.  Amounts actually received by Hospital through third party liability recoveries for Shared Risk Services shall be deducted from shared risk costs in the period in which such payment is actually received, up to the amount of shared risk costs for the particular service.

3.                                      Pharmacy Risk Sharing Program.

3.1                                 Funding:  For Enrollees enrolled in Blue Shield 65 Plus and assigned to Physician Group, Health Plan will allocate to a separately administered Pharmacy Risk Sharing Fund the Pharmacy Capitation defined above. All membership is subject to retroactive adjustments either upward or downward due to retroactive changes in membership.

3.2                                 Charging of Payments:  Health Plan will charge against the Pharmacy Risk Sharing Fund the actual cost paid by Health Plan for outpatient prescription drug services provided to Enrollees assigned to Physician Group, as well as a reasonable allowance, as determined by Health Plan’s actuaries, for incurred but not paid (IBNP) outpatient prescription drug claims.  Pharmacy costs include the ingredient cost for Covered Services rendered to Enrollees for which the Pharmacy Risk Sharing Fund is financially responsible per Attachment A, professional dispensing fees paid to participating pharmacies, less associated pharmacy Copayment revenue. Any costs for outpatient prescription drug services not included in any annual settlement shall be carried forward and included in the Pharmacy Risk Sharing Program settlement for the succeeding calendar year. In addition, if this Agreement is replaced or superceded by any other agreement between the parties which contained a risk sharing arrangement for similar services; then the following shall also be charged against the Shared Savings Fund described herein: (i) any deficit in the final settlement of that risk sharing arrangement and, (ii) any claims for risk services which were incurred but not included in the settlement of the risk arrangement in the prior agreement.

3.3                                     Pharmacy Risk Sharing Program Settlement  The Pharmacy Risk Sharing Program shall be settled on an annual basis, within one hundred eighty (180) days following the end of each calendar year (being a 120 day claims run out and a 60 day determination period) or as State or Federal law dictates. In the event of termination of the Agreement for any reason, final settlement of the Pharmacy Risk Sharing Program shall be performed one hundred fifty (150) days after the date of termination and any amounts due from Health Plan to Physician Group shall be paid within thirty (30) days thereafter.

Surplus: If the total actual cost of outpatient prescription drugs is less than the total allocation to the Pharmacy Risk Sharing Fund, then Physician Group shall be entitled to fifty percent (50%) of the amount by which the allocation exceeds the costs, minus any carry forward resulting from deficits from previous calendar years. However, Physician Group’s share of the Surplus for any calendar year shall not exceed twenty percent (20%) of the total allocation to the Pharmacy Risk Sharing Fund.

Deficit: If the total actual cost of Pharmacy services is more than the total allocation to the Pharmacy Risk Sharing Fund, then fifty percent (50%) of the amount by which the actual costs exceed the total allocation, not to exceed ten percent (10%) of the total allocation to the Pharmacy Risk Sharing Fund, shall be allocated to Physician Group and shall be handled as follows: (i) the excess may be deducted from any other settlements or payments for any Health Plan contract, except capitation and professional stop loss program payments, due to Physician Group from Health Plan, and, (ii) any remaining amounts shall be carried forward into future calendar years and shall be deducted from Pharmacy Risk Sharing Program Payments to Physician Group and/or other settlements and payments due to Physician Group from Health Plan in future years.

3.4                                     Summaries & Settlements:  Health Plan shall provide to Physician Group, as further described in the Provider Manual, on a quarterly basis, a summary of the Pharmacy Risk Sharing Program expenses along with a comparison to the Pharmacy Risk Sharing Program funding and utilization data pertaining to the cost of prescriptions written on a physician specific basis. Health Plan shall also provide to Physician Group a Pharmacy Risk Sharing Program Annual Settlement.

CareAmerica Southern California

Medicare Pharmacy Benefit Analysis

January-December 1998

NORTHWEST ORANGE COUNTY MED GROUP  HLY

Month	Member Months	Pharmacy Budget	Med Impact Claims	Completion Factor	Incurred Claims	Claims Outstanding	Pharmacy Budget PMPM	Incurred Claims PMPM	Variance PMPM

January	97	***	***	1.00	***	***	***	***	***
February	97			1.00
March	95			1.00
April	97			1.00
May	100			1.00
June	97			1.00
July	99			1.00
August	99			1.00
September	100			1.00
October	103			1.00
November	103			1.00
December	101			0.98

	1188	***	***	0.98	***	***	***	***	***

Note:  The fractional components of certain totals do not add exactly due to rounding

SUMMARY

REVENUES:

Pharmacy Budget	***

PHARMACY COSTS:	***

MedImpact	***

IBNR (Estimate)	***

Claims Incurred	***

Surplus (Deficit)	***

Net Payable to (From) Physician Group	***

Pharmacy Shared Risk:	Deficit: 50% of the deficit shall be paid by the Physician Group to the Health Plan.	***
	Surplus: 50% of the surplus shall be paid by the Health Plan to the Physician Group.	***

CareAmerica Southern California

Medicare Pharmacy Benefit Analysis

January-December 1998

NORTHWEST ORANGE COUNTY MED GROUP HLY

Month	Member Months	Pharmacy Budget	Med Impact Claims	Completion Factor	Incurred Claims	Claims Outstanding	Pharmacy Budget PMPM	Incurred Claims PMPM	Variance PMPM

January	460	***	***	1.00	***	***	***	***	***
February	458			1.00
March	454			1.00
April	443			1.00
May	445			1.00
June	439			1.00
July	435			1.00
August	435			1.00
September	433			1.00
October	423			1.00
November	433			1.00
December	432			.98

	5,290	***	***	.99	***	***	***	***	***

Note:  The fractional components of certain totals do not add exactly due to rounding

SUMMARY

REVENUES:

Pharmacy Budget	***

PHARMACY COSTS:	***

MedImpact	***

IBNR (Estimate)	***

Claims Incurred	***

Surplus Deficit	***

Net Payable To (From) Physician Group	***

Pharmacy Shared Risk:	• Deficit: 50% of the deficit shall be paid by the Physician Group to the Health Plan.	***
	• Surplus: 50% of the surplus shall be paid by the Health Plan to the Physician Group.	***

Completion Factor	Incurred Claims	Outstanding Claims	Budget PMPM	Incurred Claims PMPM	Variance PMPM

?	***	***	***	***	***
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BLUE SHIELD OF CALIFORNIA

Medicare Pharmacy Benefit Analysis

January 1999 - December 1999

28                                    Northwest Orange County Med Grp

Pharmacy Risk Sharing Arrangement:

Surplus:                            50.00% maximum 25.00% Capitation

Deficit:                                  50.00% maximum 25.00% Capitation

Month	Budget Allocation	Member Months	Budget	Med Impact Claims	Completion Factor	Incurred Claims	Outstanding Claims	Budget PMPM	Incurred Claims PMPM	Variance PMPM

1/1/99	6.05%	428	***	***	100%	***	***	***	***	***
2/1/99	6.05%	426			100%
3/1/99	6.05%	428			100%
4/1/99	6.05%	433			100%
5/1/99	6.05%	429			100%
6/1/99	6.05%	433			100%
7/1/99	6.05%	431			100%
8/1/99	6.05%	428			100%
9/1/99	6.05%	418			100%
10/1/99	6.05%	424			100%
11/1/99	6.05%	425			100%
12/1/99	6.05%	438			98%

Total		5,142			99%

Pharmacy Budget:	***

Pharmacy Costs:

Med Impact Claims
IBNR (Estimate):	***

Total Claims Incurred

Surplus Deficit:	***

Net Payable To (From) Physician Group:	***

BLUE SHIELD OF CALIFORNIA

Medicare Pharmacy Benefit Analysis

January 1, 2000 - December 31, 1999

SA	Northwest Orange County Med Grp

Pharmacy Risk Sharing Arrangement:

Surplus:	50.00% maximum 0.00%

Deficit:	50.00% maximum 0.00%	or	PMPM

Deficit Carry Forwar		No

Month	Budget Allocation	Member Months	Budget	Argus	Completion Factor	Incurred Claims	Outstanding Claims	Budget PMPM	Incurred Claims PMPM	Variance PMPM

1/1/00	***	0	***	***	100%	***	***	***	***	***
2/1/00	6.05%	113			100%
3/1/00	6.05%	113			100%
4/1/00	6.05%	113			100%
5/1/00	6.05%	127			100%
6/1/00	6.05%	131			100%
7/1/00	6.05%	134			100%
8/1/00	6.05%	126			100%
9/1/00	6.05%	142			100%
10/1/00	6.05%	149			100%
11/1/00	6.05%	179			100%
12/1/00	6.05%	176			98%

Total		1,503			99%

Pharmacy Budget:	***

Pharmacy Costs:

Med Impact Claims	***
IBNR (Estimate):

Total Claims Incurred

Surplus/Deficit:	***

Net Payable To (From) Physician Group:	***